Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareowners’ of Delta Air Lines, Inc.:

     We have audited the accompanying consolidated balance sheets of Delta Air Lines, Inc. and subsidiaries (the “Company”) as of December 31, 2003 and 2002, and the related consolidated statements of operations, cash flows and shareowners’ (deficit) equity for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The consolidated financial statements of the Company for the year ended December 31, 2001, before the reclassification and revisions discussed below, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 23, 2002. Their report contained an explanatory paragraph related to the Company’s change in its method of accounting for derivative instruments and hedging activities effective July 1, 2000 as discussed in Note 4 to the consolidated financial statements.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such 2003 and 2002 consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

     We have not audited any financial statements of the Company for any period subsequent to December 31, 2003. However, as discussed under the caption “Business Environment” in Note 1 to the consolidated financial statements, the Company has suffered recurring losses, faces labor and liquidity issues, and may need to seek protection under Chapter 11 of the U.S. Bankruptcy Code in the near term. Such matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     As discussed in Note 5 to the consolidated financial statements, effective January 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142 (“SFAS 142”).

     As discussed above, the consolidated financial statements of the Company for the year ended December 31, 2001, were audited by other auditors who have ceased operations. These consolidated financial statements have been revised as follows:

•	As described in Note 1, the consolidated statement of operations has been reclassified to include additional disclosures relating to the components comprising passenger revenues.

•	As described in Note 5, the Company adopted the provisions of SFAS 142 as of January 1, 2002. These consolidated financial statements have been revised to include the disclosures required by SFAS 142.

•	In Note 9, the Company has disclosed the amount of expenses incurred related to contract carrier agreements. These consolidated financial statements have been revised to include such disclosures for 2001.

•	In Note 16, the Company has disclosed the amounts of the additional costs and expenses and payments related to restructuring and other reserves for leased aircraft and facilities and other items. These consolidated financial statements have been revised to include such disclosures for 2001.

•	In Note 21, the Company has disclosed the amounts of additional costs and expenses and deductions related to the allowance for obsolescence of expendable parts and supplies inventories. These consolidated financial statements have been revised to include such disclosures for 2001.

We audited the reclassification and disclosures discussed above that were included to revise the 2001 consolidated financial statements. In our opinion, such reclassification has been appropriately applied and such disclosures are appropriate. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements of the Company other than with respect to such reclassification and disclosures and, accordingly, we do not express an opinion or any other form of assurance on the 2001 consolidated financial statements taken as a whole.

/s/ Deloitte & Touche LLP

Atlanta, Georgia
March 12, 2004 (September 14, 2004 as to the
matters under the captions
“Business Environment’’ and
“Reclassifications’’ in Note 1)